Financial instruments Liabilities - Warrants, Sensitivity (Details) - Level 3 of fair value hierarchy [member] - Recurring fair value measurement [member] - Discount rate - Subsidiary warrant liability
$ in Thousands
12 Months Ended
Dec. 31, 2020 USD ($)
Financial Instruments - Warrants [Line Items]
Sensitivity Range	(5.00%)
Sensitivity Range	5.00%
Financial Liability Increase/ (Decrease)	$ 7,279
Financial Liability Increase/ (Decrease)	$ (3,321)